October 4, 2011

Supplement

SUPPLEMENT DATED OCTOBER 4, 2011 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

Morgan Stanley Focus Growth Fund, dated April 29, 2011
Morgan Stanley Special Growth Fund, dated June 30, 2011
(collectively, the "Funds")

The following is added after the section of each Fund's Statement of Additional Information entitled "II. Description of the Fund and Its Investments and Risks — B. Investment Strategies and Risks — Derivatives":

Contracts for Difference ("CFDs"). The Fund may purchase CFDs. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer's initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if the Fund buys a long CFD and the underlying security is worth less at the end of the contract, the Fund would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Fund's shares, may be reduced.

To the extent that there is an imperfect correlation between the return on the Fund's obligation to its counterparty under the CFDs and the return on related assets in its portfolio, the CFD transaction may increase the Fund's financial risk. The Fund will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.

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The second paragraph under the section of each Fund's Statement of Additional Information entitled "II. Description of the Fund and Its Investments and Risks — D. Disclosure of Portfolio Holdings" is hereby deleted and replaced with the following:

The Fund makes available on its public website the following portfolio holdings information:

•  complete portfolio holdings information monthly, at least 15 calendar days after the end of each month; and

•  top 10 holdings monthly, at least 15 calendar days after the end of each month.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.